FAM VARIABLE SERIES FUNDS, INC.

              Supplement dated May 10, 2005
to the Statement of Additional Information dated May 1, 2005


The paragraph beginning at the bottom of page 29 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

In addition, (i) the American Balanced V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least
80% of its net assets (including borrowings for investment purposes)
("Net Assets") in U.S. Securities, (ii) the Core Bond V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in fixed-income securities, (iii) the Government Bond V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in fixed-income securities issued or guaranteed by the U.S. Treasury or U.S. government agencies and instrumentalities, (iv) the Index 500 V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in the common stocks represented in the S&P 500 Index and in derivative instruments linked to the S&P 500, (v) the Large Cap Core V.I. Fund, Large Cap Growth V.I.
Fund and Large Cap Value V.I. Fund each has adopted a non-fundamental policy to invest under normal circumstances, at least 80% of its Net Assets in equity securities of large cap companies as defined in the Prospectus, and (vi) the Utilities and Telecommunications V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity and debt securities issued by utility companies as defined by the Fund (which includes telecommunications companies) without providing the shareholders of any such Fund with at least 60 days prior notice of any change in the relevant Fund's non-fundamental policy described in the preceding sentence.